News Release

January 26, 2006	Page 1 of 5

NEWELL RUBBERMAID REPORTS
FOURTH QUARTER AND FULL YEAR 2005 RESULTS
Strong Annual Gross Margin Improvement of 130 basis points
Raises Full Year 2006 Earnings Guidance
ATLANTA, January 26, 2006 – Newell Rubbermaid Inc. (NYSE: NWL) today reported its fourth quarter and full year 2005 results, delivering continuing earnings per share for the year that exceeded its guidance.
“The company generated strong momentum in 2005 and delivered results ahead of our commitments,” said Mark Ketchum, chief executive officer of Newell Rubbermaid. “This momentum is critical as we begin 2006 and execute Project Acceleration. Our team is fully engaged in driving strategic investment to build brands, achieving a best-cost position and further strengthening the portfolio.”
Fourth Quarter Results
Income from continuing operations for the quarter ended December 31, 2005, was $84.8 million, or $0.31 per share, compared to $120.8 million, or $0.44 per share, in the prior year. Excluding restructuring charges related to Project Acceleration and impairment, income from continuing operations was $113.4 million, or $0.41 per share, for the quarter ended December 31, 2005, compared to income from continuing operations, excluding restructuring charges, of $124.5 million, or $0.45 per share, in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net sales in the fourth quarter 2005 were $1.75 billion, compared to $1.73 billion in the prior year, an increase of 1.0 percent. Internal sales, which exclude the impact of material acquisitions and divestitures, declined 0.4 percent. Favorable pricing increased sales by 2.1 percent, offset by the planned exit of certain low-margin product lines that reduced net sales by 2.3 percent and unfavorable foreign currency.
Gross margin for the fourth quarter 2005 improved to 29.4 percent, compared to 29.2 percent for the prior year. The company’s productivity savings and favorable pricing offset raw material inflation.
“I am proud of the team for delivering results ahead of the commitments in a very challenging environment,” said Ketchum. “We demonstrated growth in the “Invest” businesses and improvements to gross margin that have us encouraged about the prospects in 2006 and beyond.”
Related to Project Acceleration, the company recorded non-cash restructuring charges of $51.3 million in the fourth quarter of 2005. Additionally, consistent with previous guidance, the company recorded a non-cash charge to stockholders’ equity of $59.8 million in the fourth quarter 2005 to record the under-funded status of the company’s pension plans, which did not impact earnings or cash flow in 2005.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Nancy de Jonge Davis
Vice President, Investor Relations & Corporate Communications
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

January 26, 2006	Page 2 of 5

Net cash from operating activities was $190.3 million in the fourth quarter 2005, compared to $238.2 million in the prior year. The decline was primarily driven by a voluntary contribution of approximately $25 million to fund one of the company’s pension plans in the fourth quarter 2005. Capital expenditures in the fourth quarter 2005 were $22.3 million compared to $26.8 million in the fourth quarter 2004. The company continued to pay a strong dividend in the quarter of $57.8 million, or $0.21 per share.
Strengthening the Portfolio
The company continues to make progress in its initiative to strengthen its portfolio of businesses, leveraging brand strength and product innovation in its core portfolio and divesting non-strategic businesses. During the fourth quarter 2005, the company completed its acquisition of DYMO, a global leader in designing, manufacturing and marketing on-demand labeling solutions. This transaction strengthens the company’s global leadership position in the office products market and was neutral to earnings in 2005.
In addition, during the fourth quarter 2005, the company announced its agreement to sell its Newell Cookware Europe business, which sale closed shortly following the quarter end, on January 3, 2006. The company recorded a $7.8 million net loss related to this business in the fourth quarter 2005 as part of discontinued operations.
In the second quarter of 2005, the company committed to the divestiture of a business in the Cleaning & Organization segment. After winning several line reviews with key retailers and identifying significant productivity opportunities, the company decided in the fourth quarter 2005 to retain this business, which is now reflected in continuing operations. The impact to continuing earnings per share of this restatement was a $0.02 improvement to the September year-to-date results, offset by a $0.01 decline in the fourth quarter 2005, making the results of this business accretive to earnings per share by $0.01 for the full year 2005.
Full Year Results
Income from continuing operations for the full year 2005 was $356.4 million, or $1.30 per share, compared to $70.6 million, or $0.26 per share, in the prior year. Excluding impairment charges and restructuring charges related to Project Acceleration, income from continuing operations for the full year 2005 was $423.4 million, or $1.54 per share, compared to income from continuing operations, excluding impairment and restructuring charges, of $383.6 million, or $1.40 per share, in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net sales for the full year 2005 were $6.34 billion, a decrease of 2.1 percent from $6.48 billion for the full year 2004. Internal sales declined 2.5 percent in 2005, impacted by positive pricing of 2.0 percent and favorable foreign currency translation of 0.7 percent. These were offset by the planned exit of certain low-margin product lines of 3.1 percent and additional declines primarily driven by weakness in the European Window Fashions and Little Tikes businesses.
Gross margin for the full year improved to 29.9 percent, compared to gross margin, excluding charges, of 28.6 percent for the full year 2004. This 130 basis point improvement reflects results
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Nancy de Jonge Davis
Vice President, Investor Relations & Corporate Communications
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

January 26, 2006	Page 3 of 5

from the company’s price increases, productivity initiatives and improved mix of higher margin products that more than offset record raw material inflation.
Net cash from operating activities was $641.6 million for the full year 2005, compared to $660.0 million in the prior year. Capital expenditures for the full year 2005 were $92.2 million compared to $121.9 million in the prior year, reflecting the company’s continued decapitalization efforts. Dividends were $231.5 million for the full year 2005.
For the full year 2005, the company recorded a net loss of $105.1 million related to the divestitures of non-core businesses, which is reported as discontinued operations.
Outlook
Full Year 2006
The company has revised its guidance upward and now expects diluted earnings per share from continuing operations for the full year 2006 in the range of $1.55 to $1.65. This outlook includes expense of approximately $0.05 per share related to the adoption of Accounting Standards No. 123 (revised) (“SFAS 123(R)”), “Share-Based Payment.” SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair value. This outlook does not include approximately $170 to $200 million ($145 to $170 million after tax) of Project Acceleration restructuring charges expected to be incurred in 2006.
For the full year 2006, the company continues to expect internal sales growth in the range of -1 percent to +1 percent, highlighted by internal sales growth from its “Invest” businesses of 2 percent to 4 percent. The company continues to expect cash from operations to be in the range of $550 to $600 million, reflecting a use of approximately $100 million of cash related to Project Acceleration. Expenditures for property, plant and equipment are expected to be in the range of $125 to $150 million, and dividends are expected to be approximately $232 million for the full year 2006.
First Quarter 2006
For the first quarter 2006, the company expects diluted earnings per share from continuing operations in the range of $0.08 to $0.13. This outlook does not include approximately $25 to $35 million ($20 to $30 million after tax) of Project Acceleration restructuring charges expected to be incurred in the first quarter 2006.
The company expects internal sales growth in the range of -1 percent to 0 percent in the first quarter 2006. The company expects cash from operations in the range of -$25 to $25 million. Expenditures for property, plant and equipment are expected to be in the range of $30 to $40 million and dividends are expected to be approximately $58 million for the first quarter 2006.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Nancy de Jonge Davis
Vice President, Investor Relations & Corporate Communications
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

January 26, 2006	Page 4 of 5

A reconciliation of the 2006 earnings per share outlook is as follows:

	Full Year	Q1 2006
Diluted earnings per share from continuing operations (as reported):	$0.98 - $1.08	($0.01) - $0.04

Restructuring charges	$0.52 - $0.62	$0.07 - $0.11

Diluted earnings per share from continuing operations (excluding charges):	$1.55 - $1.65	$0.08 - $0.13
Conference Call
The company’s fourth quarter and full year 2005 earnings conference call is scheduled for today, January 26, 2006, at 8:30 a.m. ET. To listen to the web cast, use the link provided under Events & Presentations in the Investor Relations section on Newell Rubbermaid’s website at www.newellrubbermaid.com. Those interested in participating should call (800) 869-2139 or internationally at (719) 867-0347 and provide conference code 7295044.
A replay will be available approximately two hours after the call for two weeks concluding on February 10, 2006, and may be accessed domestically at (888) 203-1112 or internationally at (719) 457-0820. Conference call confirmation code 7295044 is required to access the replay.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and the value thereof, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “enable,” “estimate,” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations in the face of foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to complete strategic acquisitions; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s most recent Form 10-Q or 10-K, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Nancy de Jonge Davis
Vice President, Investor Relations & Corporate Communications
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

January 26, 2006	Page 5 of 5

Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2005 sales of $6.3 billion and a powerful brand family including Sharpie®, Paper Mate®, DYMO®, EXPO®, Waterman® , rotring®, Reynolds®, Berol®, Rolodex®, IRWIN®, LENOX®, BernzOmatic®, Rubbermaid®, Graco®, Calphalon® and Goody®. The company is headquartered in Atlanta, Ga., and has approximately 30,000 employees worldwide.
This press release and additional information about the company are available on the company’s web site at www.newellrubbermaid.com.
NWL-EA
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Nancy de Jonge Davis
Vice President, Investor Relations & Corporate Communications
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway
Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended December 31,
	2005			2004			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,749.0		$1,749.0	$1,731.6		$1,731.6	1.0%
Cost of products sold	1,235.6	—	1,235.6	1,226.2	—	1,226.2

GROSS MARGIN	513.4	—	513.4	505.4	—	505.4	1.6%
% of sales	29.4%		29.4%	29.2%		29.2%

Selling, general &
administrative expense	340.5	—	340.5	310.4	—	310.4	9.7%
% of sales	19.5%		19.5%	17.9%		17.9%

Impairment charge	(5.9)	5.9	—	—	—	—
Restructuring costs	51.0	(51.3)	(0.3)	4.9	(4.9)	—

OPERATING INCOME	127.8	45.4	173.2	190.1	4.9	195.0	(11.2)%
% of sales	7.3%		9.9%	11.0%		11.3%

Nonoperating expenses:
Interest expense, net	31.0	—	31.0	29.3	—	29.3
Other	(22.1)	—	(22.1)	(6.7)	—	(6.7)

	8.9	—	8.9	22.6	—	22.6	(60.6)%

INCOME BEFORE INCOME TAXES	118.9	45.4	164.3	167.5	4.9	172.4	(4.7)%
% of sales	6.8%		9.4%	9.7%		10.0%

Income taxes	34.1	16.8	50.9	46.7	1.2	47.9	6.3%
Effective rate	28.7%		31.0%	27.9%		27.8%

INCOME FROM CONTINUING OPERATIONS	84.8	28.6	113.4	120.8	3.7	124.5	(8.9)%
% of sales	4.8%		6.5%	7.0%		7.2%

Discontinued operations, net of tax:
Net (loss) income	(7.8)	7.8	—	3.3	(3.3)	—

NET INCOME	$77.0	$36.4	$113.4	$124.1	$0.4	$124.5	(8.9)%

% of sales	4.4%		6.5%	7.2%		7.2%

EARNINGS PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$0.31	$0.10	$0.41	$0.44	$0.01	$0.45
Diluted	$0.31	$0.10	$0.41	$0.44	$0.01	$0.45

(LOSS) EARNINGS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.03)	$0.03	$—	$0.01	$(0.01)	$—
Diluted	$(0.03)	$0.03	$—	$0.01	$(0.01)	$—

EARNINGS PER SHARE:
Basic	$0.28	$0.13	$0.41	$0.45	$0.00	$0.45
Diluted	$0.28	$0.13	$0.41	$0.45	$0.00	$0.45

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.9	274.9	274.9	283.5	283.5	283.5

(1)	Charges excluded from “as reported” results for 2005 consist of a $5.9 million reversal of impairment, $51.3 million of Project Acceleration restructuring costs related to exiting certain facilities, and a $7.8 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 consist of $4.9 million of restructuring costs related to exiting certain facilities and $3.3 million in net income from discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Twelve Months Ended December 31,
	2005			2004			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$6,342.5		$6,342.5	$6,479.8		$6,479.8	(2.1)%
Cost of products sold	4,448.1	—	4,448.1	4,641.0	(15.3)	4,625.7

GROSS MARGIN	1,894.4	—	1,894.4	1,838.8	15.3	1,854.1	2.2%
% of sales	29.9%		29.9%	28.4%		28.6%

Selling, general &
administrative expense	1,265.6	—	1,265.6	1,208.8	(1.7)	1,207.1	4.8%
% of sales	20.0%		20.0%	18.7%		18.6%

Impairment charge	34.4	(34.4)	—	295.1	(295.1)	—
Restructuring costs	72.2	(51.3)	20.9	44.2	(44.2)	—

OPERATING INCOME	522.2	85.7	607.9	290.7	356.3	647.0	(6.0)%
% of sales	8.2%		9.6%	4.5%		10.0%

Nonoperating expenses:
Interest expense, net	127.1	—	127.1	119.3	—	119.3
Other	(23.0)	—	(23.0)	(3.2)	—	(3.2)

	104.1	—	104.1	116.1	—	116.1	(10.3)%

INCOME BEFORE INCOME TAXES	418.1	85.7	503.8	174.6	356.3	530.9	(5.1)%
% of sales	6.6%		7.9%	2.7%		8.2%

Income taxes	61.7	18.7	80.4	104.0	43.3	147.3	(45.4)%
Effective rate	14.8%		16.0%	59.6%		27.7%

INCOME FROM CONTINUING OPERATIONS	356.4	67.0	423.4	70.6	313.0	383.6	10.4%
% of sales	5.6%		6.7%	1.1%		5.9%

Discontinued operations, net of tax:
Net loss	(105.1)	105.1	—	(186.7)	186.7	—

NET INCOME (LOSS)	$251.3	$172.1	$423.4	$(116.1)	$499.7	$383.6	10.4%

% of sales	4.0%		6.7%	(1.8)%		5.9%

EARNINGS PER SHARE FROM
CONTINUING OPERATIONS:
Basic	$1.30	$0.24	$1.54	$0.26	$1.14	$1.40
Diluted	$1.30	$0.24	$1.54	$0.26	$1.14	$1.40

LOSS PER SHARE FROM
DISCONTINUED OPERATIONS:
Basic	$(0.38)	$0.38	$—	$(0.68)	$0.68	$—
Diluted	$(0.38)	$0.38	$—	$(0.68)	$0.68	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.92	$0.63	$1.54	$(0.42)	$1.82	$1.40
Diluted	$0.91	$0.63	$1.54	$(0.42)	$1.82	$1.40

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.9	274.9	274.9	274.7	274.7	274.7

(1)	Charges excluded from “as reported” results for 2005 consist of a $34.4 million charge related to asset impairment, $51.3 million of Project Acceleration restructuring costs related to exiting certain facilities and a $105.1 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 are restructuring, restructuring related and impairment charges and the net loss related to discontinued operations. These charges consist of $15.3 million in restructuring related costs associated with product line exits (shown in cost of products sold), $1.7 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expense), $295.1 million in asset impairment, $44.2 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and a $186.7 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	December 31,	December 31,
	2005	2004
Assets:

Cash and cash equivalents	$115.5	$505.6
Accounts receivable, net	1,202.7	1,199.4
Inventories, net	875.9	918.0
Deferred income taxes	109.8	73.8
Prepaid expenses and other	113.4	178.4
Current assets of discontinued operations	55.5	137.2

Total Current Assets	2,472.8	3,012.4

Other assets	185.5	186.0
Property, plant and equipment, net	971.1	1,231.9
Goodwill	2,354.7	1,823.4
Deferred income taxes	37.3	30.5
Other intangible assets, net	418.3	298.7
Non-current assets of discontinued operations	6.1	83.9

Total Assets	$6,445.8	$6,666.8

Liabilities and Stockholders’ Equity:

Notes payable	$4.0	$21.3
Accounts payable	647.3	637.1
Accrued compensation	155.0	136.2
Other accrued liabilities	719.5	750.9
Income taxes payable	82.5	68.8
Current portion of long-term debt	162.8	185.6
Current liabilities of discontinued operations	26.4	71.4

Total Current Liabilities	1,797.5	1,871.3

Long-term debt	2,429.7	2,424.3
Other non-current liabilities	573.4	604.1
Long-term liabilities of discontinued operations	2.0	2.9

Stockholders’ Equity	1,643.2	1,764.2

Total Liabilities and Stockholders’ Equity	$6,445.8	$6,666.8

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Twelve Months Ended December 31,
	2005	2004
Operating Activities:
Net income (loss)	$251.3	$(116.1)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	213.8	231.2
Impairment charges	34.4	374.0
Non-cash restructuring costs	56.2	30.9
Deferred income taxes	(66.1)	108.9
Gain on sale of assets/debt extinguishment	(20.0)	(9.0)
Loss on disposal of discontinued operations	96.8	90.5
Other	(23.9)	(8.4)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	(29.5)	161.8
Inventories	45.7	(51.9)
Accounts payable	(0.7)	(27.9)
Accrued liabilities and other	71.1	(105.4)
Discontinued operations	12.5	(18.6)

Net cash provided by operating activities	$641.6	$660.0

Investing Activities:
Acquisitions, net of cash acquired	$(740.0)	$(6.6)
Expenditures for property, plant and equipment	(92.2)	(121.9)
Disposals of non-current assets and sale of businesses	65.5	318.1

Net cash (used in) provided by investing activities	$(766.7)	$189.6

Financing Activities:
Proceeds from issuance of debt	$337.0	$33.9
Payments on notes payable and long-term debt	(360.1)	(298.4)
Cash dividends	(231.5)	(231.0)
Proceeds from exercised stock options and other	(2.6)	1.4

Net cash used in financing activities	$(257.2)	$(494.1)

Exchange rate effect on cash and cash equivalents	$(7.8)	$5.7

(Decrease) Increase in cash and cash equivalents	(390.1)	361.2
Cash and cash equivalents at beginning of year	505.6	144.4

Cash and cash equivalents at end of period	$115.5	$505.6

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended December 31,
Free Cash Flow (in millions):	2005	2004

Net cash provided by operating activities	$190.3	$238.2
Expenditures for property, plant and equipment	(22.3)	(26.8)
Cash dividends	(57.8)	(57.7)

Free Cash Flow	$110.2	$153.7

	For The Twelve Months Ended December 31,
Free Cash Flow (in millions):	2005	2004

Net cash provided by operating activities	$641.6	$660.0
Expenditures for property, plant and equipment	(92.2)	(121.9)
Cash dividends	(231.5)	(231.0)

Free Cash Flow	$317.9	$307.1

(1)	Free cash flow is defined as cash flow provided by operating activities less expenditures for property, plant and equipment and cash dividends.

Newell Rubbermaid Inc.
Financial Worksheet
In Millions

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning & Organization	$339.5	$14.3	$—	$14.3	4.2%	$405.9	$17.4	$3.5	$20.9	5.1%	$(66.4)	(16.4)%	$(6.6)	(31.6)%
Office Products	332.8	33.5	—	33.5	10.1%	332.8	31.8	—	31.8	9.6%	—	0.0%	1.7	5.3%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	274.3	43.0	—	43.0	15.7%	2.1	0.8%	(16.3)	(37.9)%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)	226.8	3.9	0.6	4.5	2.0%	(28.5)	(12.6)%	(9.0)	(200.0)%
Other	216.1	16.6	—	16.6	7.7%	222.3	15.4	—	15.4	6.9%	(6.2)	(2.8)%	1.2	7.8%

Impairment		—	—	—			—	—	—				—
Restructuring Costs		(5.9)	—	(5.9)			(21.2)	21.2	—				(5.9)
Corporate		(9.5)	—	(9.5)			(7.4)	—	(7.4)				(2.1)	28.4%

Total	$1,363.1	$71.2	$—	$71.2	5.2%	$1,462.1	$82.9	$25.3	$108.2	7.4%	$(99.0)	(6.8)%	$(37.0)	(34.2)%

Core businesses	1,363.1	71.2	—	71.2	5.2%	1,462.1	82.9	25.3	108.2	7.4%	(99.0)	(6.8)%	(37.0)	(34.2)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,363.1	$71.2	$—	$71.2	5.2%	$1,462.1	$82.9	$25.3	$108.2	7.4%	$(99.0)	(6.8)%	$(37.0)	(34.2)%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning & Organization	$404.6	$26.1	$—	$26.1	6.5%	$434.9	$13.4	$5.2	$18.7	4.3%	$(30.3)	(7.0)%	$7.4	39.6%
Office Products	495.5	98.9	—	98.9	20.0%	489.2	95.5	0.3	95.8	19.6%	6.3	1.3%	3.1	3.2%
Tools & Hardware	315.5	49.3	—	49.3	15.6%	300.3	43.5	3.1	46.6	15.5%	15.2	5.1%	2.7	5.8%
Home Fashions	212.0	3.6	—	3.6	1.7%	224.2	5.2	4.1	9.3	4.1%	(12.2)	(5.4)%	(5.7)	(61.3)%
Other	218.0	19.7	—	19.7	9.0%	228.8	16.0	0.1	16.1	7.0%	(10.8)	(4.7)%	3.6	22.4%

Impairment		(31.4)	31.4	—			(25.1)	25.1	—				—
Restructuring Costs		(0.7)	—	(0.7)			(17.7)	17.7	—				(0.7)
Corporate		(9.7)	—	(9.7)			(9.7)	—	(9.7)				—	0.0%

Total	$1,645.6	$155.8	$31.4	$187.2	11.4%	$1,677.4	$121.1	$55.7	$176.8	10.5%	$(31.8)	(1.9)%	$10.4	5.9%

Core businesses	1,645.6	155.8	31.4	187.2	11.4%	1,677.4	121.1	55.7	176.8	10.5%	(31.8)	(1.9)%	10.4	5.9%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,645.6	$155.8	$31.4	$187.2	11.4%	$1,677.4	$121.1	$55.7	$176.8	10.5%	$(31.8)	(1.9)%	$10.4	5.9%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning & Organization	$406.3	$52.9	$—	$52.9	13.0%	$416.5	$28.5	$—	$28.5	6.8%	$(10.2)	(2.4)%	$24.4	85.6%
Office Products	427.8	59.9	—	59.9	14.0%	424.3	61.5	—	61.5	14.5%	3.5	0.8%	(1.6)	(2.6)%
Tools & Hardware	318.9	46.3	—	46.3	14.5%	300.6	45.1	—	45.1	15.0%	18.3	6.1%	1.2	2.7%
Home Fashions	203.8	13.8	—	13.8	6.8%	228.1	15.9	—	15.9	7.0%	(24.3)	(10.7)%	(2.1)	(13.2)%
Other	228.0	28.0	—	28.0	12.3%	239.2	26.2	—	26.2	11.0%	(11.2)	(4.7)%	1.8	6.9%

Impairment		(8.8)	8.8	—			(270.0)	270.0	—				—
Restructuring Costs		(14.6)	—	(14.6)			(0.4)	0.4	—				(14.6)
Corporate		(10.1)	—	(10.1)			(10.2)	—	(10.2)				0.1	(1.0)%

Total	$1,584.8	$167.4	$8.8	$176.2	11.1%	$1,608.7	$(103.5)	$270.4	$167.0	10.4%	$(23.9)	(1.5)%	$9.2	5.5%

Core businesses	1,584.8	167.4	8.8	176.2	11.1%	1,608.7	(103.5)	270.4	167.0	10.4%	(23.9)	(1.5)%	9.2	5.5%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,584.8	$167.4	$8.8	$176.2	11.1%	$1,608.7	$(103.5)	$270.4	$167.0	10.4%	$(23.9)	(1.5)%	$9.2	5.5%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q4:
Cleaning & Organization	$464.1	$23.5	$—	$23.5	5.1%	$445.4	$41.2	$—	$41.2	9.3%	$18.7	4.2%	$(17.7)	(43.0)%
Office Products	457.2	73.7	—	73.7	16.1%	439.9	73.2	—	73.2	16.6%	17.3	3.9%	0.5	0.7%
Tools & Hardware	349.5	48.8	—	48.8	14.0%	343.5	50.1	—	50.1	14.6%	6.0	1.7%	(1.3)	(2.6)%
Home Fashions	209.9	9.8	—	9.8	4.7%	227.7	8.1	—	8.1	3.6%	(17.8)	(7.8)%	1.7	21.0%
Other	268.3	33.8	—	33.8	12.6%	275.1	34.4	—	34.4	12.5%	(6.8)	(2.5)%	(0.6)	(1.7)%

Impairment		5.9	(5.9)	—			—	—	—				—
Restructuring Costs		(51.0)	51.3	0.3			(4.9)	4.9	—				0.3
Corporate		(16.7)	—	(16.7)			(12.0)	—	(12.0)				(4.7)	39.2%

Total	$1,749.0	$127.8	$45.4	$173.2	9.9%	$1,731.6	$190.1	$4.9	$195.0	11.3%	$17.4	1.0%	$(21.8)	(11.2)%

Core businesses	1,724.1	125.8	45.4	171.2	9.9%	1,731.6	190.1	4.9	195.0	11.3%	(7.5)	(0.4)%	(23.8)	(12.2)%
Acquisitions / Divestitures	24.9	2.0	—	2.0		—	—	—	—		24.9	N/A	2.0	—

Total	$1,749.0	$127.8	$45.4	$173.2	9.9%	$1,731.6	$190.1	$4.9	$195.0	11.3%	$17.4	1.0%	$(21.8)	(11.2)%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning & Organization	$1,614.6	$116.9	$—	$116.9	7.2%	$1,702.7	$100.7	$8.7	$109.4	6.4%	$(88.1)	(5.2)%	$7.5	6.9%
Office Products	1,713.3	266.0	—	266.0	15.5%	1,686.2	261.9	0.4	262.3	15.6%	27.1	1.6%	3.7	1.4%
Tools & Hardware	1,260.3	171.1	—	171.1	13.6%	1,218.7	181.8	3.0	184.8	15.2%	41.6	3.4%	(13.7)	(7.4)%
Home Fashions	824.0	22.7	—	22.7	2.8%	906.8	33.0	4.8	37.8	4.2%	(82.8)	(9.1)%	(15.1)	(39.9)%
Other	930.3	98.1	—	98.1	10.5%	965.4	92.0	0.1	92.1	9.5%	(35.1)	(3.6)%	6.0	6.5%

Impairment		(34.4)	34.4	—			(295.1)	295.1	—				—
Restructuring Costs		(72.2)	51.3	(20.9)			(44.2)	44.2	—				(20.9)
Corporate		(46.0)	—	(46.0)			(39.4)	—	(39.4)				(6.6)	16.8%

Total	$6,342.5	$522.2	$85.7	$607.9	9.6%	$6,479.8	$290.7	$356.3	$647.0	10.0%	$(137.3)	(2.1)%	$(39.1)	(6.0)%

Core businesses	6,317.6	520.2	85.7	605.9	9.6%	6,479.8	290.7	356.3	647.0	10.0%	(162.2)	(2.5)%	(41.1)	(6.4)%
Acquisitions / Divestitures	24.9	2.0	—	2.0		—	—	—	—		24.9	—	—	—

Total	$6,342.5	$522.2	$85.7	$607.9	9.6%	$6,479.8	$290.7	$356.3	$647.0	10.0%	$137.3	(2.1)%	$(41.1)	(6.4)%

(1)	Charges are primarily related to restructuring, impairment and product line exits.

Newell Rubbermaid Inc.
Three Months Ended December 31, 2005
In Millions
Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
By Segment	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$464.1	$1.2	$465.3	$445.4	4.5%	4.2%	(0.3)%
Office Products	457.2	7.7	464.9	439.9	5.7%	3.9%	(1.8)%
Tools & Hardware	349.5	(0.7)	348.8	343.5	1.5%	1.7%	0.2%
Home Fashions	209.9	7.1	217.0	227.7	(4.7)%	(7.8)%	(3.1)%
Other	268.3	(0.6)	267.7	275.1	(2.7)%	(2.5)%	0.2%

Total Company	$1,749.0	$14.7	$1,763.7	$1,731.6	1.9%	1.0%	(0.8)%

By Geography

United States	$1,272.7	$—	$1,272.7	$1,232.4	3.3%	3.3%	0.0%
Canada	102.3	(3.5)	98.8	98.5	0.3%	3.9%	3.6%

North America	1,375.0	(3.5)	1,371.5	1,330.9	3.1%	3.3%	0.3%

Europe	261.3	22.1	283.4	304.6	(7.0)%	(14.2)%	(7.3)%
Central & South America	64.0	(5.1)	58.9	51.7	13.9%	23.8%	9.9%
All Other	48.7	1.2	49.9	44.4	12.4%	9.7%	(2.7)%

Total Company	$1,749.0	$14.7	$1,763.7	$1,731.6	1.9%	1.0%	(0.8)%

Newell Rubbermaid Inc.
Twelve Months Ended December 31, 2005
In Millions
Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
By Segment	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$1,614.6	$(11.3)	$1,603.3	$1,702.7	(5.8)%	(5.2)%	0.7%
Office Products	1,713.3	(10.1)	1,703.2	1,686.2	1.0%	1.6%	0.6%
Tools & Hardware	1,260.3	(14.2)	1,246.1	1,218.7	2.2%	3.4%	1.2%
Home Fashions	824.0	(6.5)	817.5	906.8	(9.8)%	(9.1)%	0.7%
Other	930.3	(3.1)	927.2	965.4	(4.0)%	(3.6)%	0.3%

Total Company	$6,342.5	$(45.2)	$6,297.3	$6,479.8	(2.8)%	(2.1)%	0.7%

By Geography

United States	$4,537.1	$—	$4,537.1	$4,611.1	(1.6)%	(1.6)%	0.0%
Canada	370.6	(24.6)	346.0	349.1	(0.9)%	6.2%	7.0%

North America	4,907.7	(24.6)	4,883.1	4,960.2	(1.6)%	(1.1)%	0.5%

Europe	1,044.4	(4.7)	1,039.7	1,163.6	(10.6)%	(10.2)%	0.4%
Central & South America	226.9	(13.2)	213.7	200.7	6.5%	13.1%	6.6%
All Other	163.5	(2.7)	160.8	155.3	3.5%	5.3%	1.7%

Total Company	$6,342.5	$(45.2)	$6,297.3	$6,479.8	(2.8)%	(2.1)%	0.7%

Newell Rubbermaid Inc.
2003-2005 Quarterly Segment Sales and Operating Income
Restatement Classifying Certain Cleaning & Organization Business Previously Held for Sale Back to Continuing Operations
January 26, 2006
During the fourth quarter 2005, the company elected to retain a certain business in the Cleaning & Organization segment previously held for sale. The schedule below shows the impact of this business, which will be reported as part of continuing operations.

2005	Q1					Q2					Q3
				Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$339.5	$14.3	—	$14.3	4.2%	$404.6	$26.1	—	$26.1	6.5%	$406.3	$52.9	—	$52.9	13.0%
Office Products	332.8	33.5	—	33.5	10.1%	495.5	98.9	—	98.9	20.0%	427.8	59.9	—	59.9	14.0%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	315.5	49.3	—	49.3	15.6%	318.9	46.3	—	46.3	14.5%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)	212.0	3.6	—	3.6	1.7%	203.8	13.8	—	13.8	6.8%
Other	216.1	16.6	—	16.6	7.7%	218.0	19.7	—	19.7	9.0%	228.0	28.0	—	28.0	12.3%
Corporate	—	(9.5)	—	(9.5)		—	(9.7)	—	(9.7)		—	(10.1)	—	(10.1)
Impairment	—	—	—	—		—	(31.4)	31.4	—		—	(8.8)	8.8	—
Restructuring	—	(5.9)	—	(5.9)		—	(0.7)	—	(0.7)		—	(14.6)	—	(14.6)

Continuing Operations	1,363.1	71.2	—	71.2	5.2%	1,645.6	155.8	31.4	187.2	11.4%	1,584.8	167.4	8.8	176.2	11.1%

Previously Held for Sale	16.5	2.9	—	2.9	17.6%	28.1	(28.4)	31.4	3.0	10.7%	13.6	24.7	(25.5)	(0.8)	(5.9%)

2004	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$405.9	$17.4	3.5	$20.9	5.1%	$434.9	$13.4	5.2	$18.7	4.3%	$416.5	$28.5	—	$28.5	6.8%	$445.4	$41.2	—	$41.2	9.3%	1,702.7	100.7	8.7	109.4	6.4%
Office Products	332.8	31.8	—	31.8	9.6%	489.2	95.5	0.3	95.8	19.6%	424.3	61.5	—	61.5	14.5%	439.9	73.2	—	73.2	16.6%	1,686.2	261.9	0.4	262.3	15.6%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	300.3	43.5	3.1	46.6	15.5%	300.6	45.1	—	45.1	15.0%	343.5	50.1	—	50.1	14.6%	1,218.7	181.8	3.0	184.8	15.2%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	224.2	5.2	4.1	9.3	4.1%	228.1	15.9	—	15.9	7.0%	227.7	8.1	—	8.1	3.6%	906.8	33.0	4.8	37.8	4.2%
Other	222.3	15.4	—	15.4	6.9%	228.8	16.0	0.1	16.1	7.0%	239.2	26.2	—	26.2	11.0%	275.1	34.4	—	34.4	12.5%	965.4	92.0	0.1	92.1	9.5%
Corporate	—	(7.4)	—	(7.4)		—	(9.7)	—	(9.7)		—	(10.2)	—	(10.2)		—	(12.0)	—	(12.0)		—	(39.4)	—	(39.4)
Impairment	—	—	—	—		—	(25.1)	25.1	—		—	(270.0)	270.0	—		—	—	—	—		—	(295.1)	295.1	—
Restructuring	—	(21.2)	21.2	—		—	(17.7)	17.7	—		—	(0.4)	0.4	—		—	(4.9)	4.9	—		—	(44.2)	44.2	—

Continuing Operations	1,462.1	82.9	25.3	108.2	7.4%	1,677.4	121.1	55.7	176.8	10.5%	1,608.7	(103.5)	270.4	167.0	10.4%	1,731.6	190.1	4.9	195.0	11.3%	6,479.8	290.7	356.3	647.0	10.0%

Previously Held for Sale	20.1	1.2	0.6	1.8	9.0%	34.8	4.7	(0.5)	4.2	12.1%	12.3	(1.3)	—	(1.3)	(10.6%)	7.1	(3.9)	—	(3.9)	(54.9%)	74.3	0.7	0.1	0.8	1.1%

2003	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$435.1	$41.3	0.4	$41.7	9.6%	$472.4	$23.1	0.2	$23.3	4.9%	$469.9	$35.0	0.4	$35.4	7.5%	$471.2	$4.1	1.5	$5.6	1.2%	1,848.6	103.6	2.4	106.0	5.7%
Office Products	322.3	47.1	0.9	48.0	14.9%	507.8	114.8	0.1	114.9	22.6%	428.7	69.9	0.1	70.0	16.3%	422.4	77.8	1.3	79.1	18.7%	1,681.2	309.6	2.4	312.0	18.6%
Tools & Hardware	265.6	35.4	1.5	36.9	13.9%	294.6	47.7	0.6	48.3	16.4%	299.3	53.4	0.3	53.7	17.9%	340.2	42.8	(0.2)	42.6	12.5%	1,199.7	179.3	2.2	181.5	15.1%
Home Fashions	219.6	4.7	1.3	6.0	2.7%	227.8	7.9	0.7	8.6	3.8%	223.5	17.5	0.6	18.1	8.1%	230.1	14.3	4.4	18.7	8.1%	901.0	44.4	7.0	51.4	5.7%
Other	234.2	21.9	0.4	22.3	9.5%	226.6	19.0	(0.2)	18.8	8.3%	232.7	29.6	(0.2)	29.4	12.6%	290.8	44.3	1.4	45.7	15.7%	984.3	114.8	1.4	116.2	11.8%
Corporate	—	(7.2)	—	(7.2)		—	(6.3)	—	(6.3)		—	(10.9)	—	(10.9)		—	(5.9)	—	(5.9)		—	(30.3)	—	(30.3)
Impairment	—	—	—	—		—	—	—	—		—	—	—	—		—	(34.5)	34.5	—		—	(34.5)	34.5	—
Restructuring	—	(19.3)	19.3	—		—	(53.1)	53.1	—		—	(41.8)	41.8	—		—	(75.1)	75.1	—		—	(189.3)	189.3	—

Continuing Operations	1,476.8	123.9	23.8	147.7	10.0%	1,729.2	153.1	54.5	207.6	12.0%	1,654.1	152.7	43.0	195.7	11.8%	1,754.7	67.8	118.0	185.8	10.6%	6,614.8	497.6	239.2	736.8	11.1%

Previously Held for Sale	18.7	2.2	—	2.2	11.8%	34.1	4.8	—	4.8	14.1%	16.6	(2.3)	—	(2.3)	(13.9%)	6.0	(3.8)	0.7	(3.1)	(51.7%)	75.4	0.9	0.7	1.6	2.1%

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisitions and divestitures

Newell Rubbermaid
Quarterly Income Statements
Restatement Classifying Certain Cleaning & Organization Business Previously Held for Sale Back to Continuing Operations
January 26, 2006
During the fourth quarter 2005, the company elected to retain a certain business in the Cleaning & Organization segment previously held for sale. The schedule below shows this business reported as part of continuing operations.

2005	Q1			Q2			Q3
		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,363.1	—	1,363.1	1,645.6	—	1,645.6	1,584.8	—	1,584.8
GROSS MARGIN	374.7	—	374.7	508.1	—	508.1	498.3	—	498.3
SG&A	(297.6)	—	(297.6)	(320.2)	—	(320.2)	(307.5)	—	(307.5)
Impairment	—	—	—	(31.4)	31.4	—	(8.8)	8.8	—
Restructuring	(5.9)	—	(5.9)	(0.7)	—	(0.7)	(14.6)	—	(14.6)
OPERATING INCOME	71.2	—	71.2	155.8	31.4	187.2	167.4	8.8	176.2
Non-Operating Expense	(28.5)	—	(28.5)	(32.9)	—	(32.9)	(33.7)	—	(33.7)
Income Taxes	46.7	—	46.7	(41.1)	(6.9)	(48.0)	(33.3)	5.1	(28.2)

Income from Continuing Operations	89.4	—	89.4	81.8	24.5	106.3	100.4	13.9	114.3

Discontinued Operations, net	(52.9)	52.9	—	(15.6)	15.6	—	(28.9)	28.9	—

NET INCOME	36.5	52.9	89.4	66.2	40.1	106.3	71.5	42.8	114.3

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.33	$—	$0.33	$0.30	$0.09	$0.39	$0.37	$0.05	$0.42
Diluted	$0.33	$—	$0.33	$0.30	$0.09	$0.39	$0.37	$0.05	$0.42

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.19)	$0.19	$—	$(0.06)	$0.06	$—	$(0.11)	$0.11	$—
Diluted	$(0.19)	$0.19	$—	$(0.06)	$0.06	$—	$(0.11)	$0.11	$—

EARNINGS PER SHARE:
Basic	$0.13	$0.19	$0.33	$0.24	$0.15	$0.39	$0.26	$0.16	$0.42
Diluted	$0.13	$0.19	$0.33	$0.24	$0.15	$0.39	$0.26	$0.16	$0.42

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.9	274.9	274.9	274.7	274.7	274.7	275.0	275.0	275.0

(1)	Charges are related to asset impairment and divestitures.

Newell Rubbermaid
Quarterly Income Statements
Restatement Classifying Certain Cleaning & Organization Business Previously Held for Sale Back to Continuing Operations
January 26, 2006
During the fourth quarter 2005, the company elected to retain a certain business in the Cleaning & Organization segment previously held for sale. The schedule below shows this business reported as part of continuing operations.

2004	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges
Net Sales	1,462.1	—	1,462.1	1,677.4	—	1,677.4	1,608.7	—	1,608.7	1,731.6	—	1,731.6	6,479.8	—	6,479.8
GROSS MARGIN	397.1	3.9	401.0	477.1	11.4	488.5	459.2	—	459.2	505.4	—	505.4	1,838.8	15.3	1,854.1
SG&A	(293.0)	0.2	(292.8)	(313.2)	1.5	(311.7)	(292.3)	—	(292.3)	(310.4)	—	(310.4)	(1,208.8)	1.6	(1,207.2)
Impairment	—	—	—	(25.1)	25.1	—	(270.0)	270.0	—	—	—	—	(295.1)	295.1	—
Restructuring	(21.2)	21.2	—	(17.7)	17.7	—	(0.4)	0.4	—	(4.9)	4.9	—	(44.2)	44.2	—
OPERATING INCOME	82.9	25.3	108.2	121.1	55.7	176.8	(103.5)	270.5	167.0	190.1	4.9	195.0	290.7	356.3	647.0
Non Operating Expense	(33.2)	—	(33.2)	(31.2)	—	(31.2)	(29.2)	—	(29.2)	(22.6)	—	(22.6)	(116.1)	—	(116.1)
Income Taxes	(16.2)	(8.7)	(24.9)	(18.2)	(17.3)	(35.5)	(22.9)	(16.1)	(39.0)	(46.6)	(1.3)	(47.9)	(104.0)	(43.3)	(147.3)

Income from Continuing Operations	33.5	16.6	50.1	71.7	38.4	110.1	(155.6)	254.4	98.8	120.9	3.6	124.5	70.6	313.0	383.6

Discontinued Operations	(108.4)	108.4	—	(10.7)	10.7	—	(70.8)	70.8	—	3.2	(3.2)	—	(186.7)	186.7	—

NET (LOSS) INCOME	(74.9)	125.0	50.1	61.0	49.1	110.1	(226.4)	325.2	98.8	124.1	0.4	124.5	(116.1)	499.7	383.6

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.12	$0.06	$0.18	$0.26	$0.14	$0.40	$(0.57)	$0.93	$0.36	$0.44	$0.01	$0.45	$0.26	$1.14	$1.40
Diluted	$0.12	$0.06	$0.18	$0.26	$0.14	$0.40	$(0.57)	$0.93	$0.36	$0.44	$0.01	$0.45	$0.26	$1.14	$1.40

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.40)	$0.40	$—	$(0.04)	$0.04	$—	$(0.26)	$0.26	$—	$0.01	$(0.01)	$—	$(0.68)	$0.68	$—
Diluted	$(0.39)	$0.39	$—	$(0.04)	$0.04	$—	$(0.26)	$0.26	$—	$0.01	$(0.01)	$—	$(0.68)	$0.68	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.27)	$0.46	$0.18	$0.22	$0.18	$0.40	$(0.83)	$1.19	$0.36	$0.45	$0.00	$0.45	$(0.42)	$1.82	$1.40
Diluted	$(0.27)	$0.46	$0.18	$0.22	$0.18	$0.40	$(0.83)	$1.19	$0.36	$0.45	$0.00	$0.45	$(0.42)	$1.82	$1.40

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.5	274.5	274.5	274.5	274.5	274.5	274.4	274.4	274.4	283.5	283.5	283.5	274.7	274.7	274.7

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisitions and divestitures

Newell Rubbermaid
Quarterly Income Statements
Restatement Classifying Certain Cleaning & Organization Business Previously Held for Sale Back to Continuing Operations
January 26, 2006
During the fourth quarter 2005, the company elected to retain a certain business in the Cleaning & Organization segment previously held for sale. The schedule below shows this business reported as part of continuing operations.

2003	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges
Net Sales	1,476.8	—	1,476.8	1,729.2	—	1,729.2	1,654.1	—	1,654.1	1,754.7	—	1,754.7	6,614.8	—	6,614.8
GROSS MARGIN	416.9	4.1	421.0	514.4	1.3	515.7	473.7	1.2	474.9	477.0	7.1	484.1	1,882.1	13.6	1,895.7
SG&A	(273.7)	0.4	(273.3)	(308.2)	0.1	(308.1)	(279.2)	—	(279.2)	(299.6)	1.3	(298.3)	(1,160.6)	1.8	(1,158.9)
Impairment	—	—	—	—	—	—	—	—	—	(34.5)	34.5	—	(34.5)	34.5	—
Restructuring	(19.3)	19.3	—	(53.1)	53.1	—	(41.8)	41.8	—	(75.1)	75.1	—	(189.3)	189.3	—
OPERATING INCOME	123.9	23.8	147.7	153.1	54.5	207.6	152.7	43.0	195.7	67.8	118.0	185.8	497.6	239.2	736.8
Non Operating Expense	(57.4)	21.1	(36.3)	(31.3)	—	(31.3)	(34.7)	—	(34.7)	(36.6)	9.2	(27.4)	(159.9)	30.3	(129.6)
Income Taxes	(19.7)	(16.2)	(35.9)	(39.4)	(17.8)	(57.2)	(37.3)	(14.2)	(51.5)	(23.3)	(25.9)	(49.2)	(119.8)	(74.1)	(193.9)

Income from Continuing Operations	46.8	28.7	75.5	82.4	36.7	119.1	80.7	28.8	109.5	7.9	101.3	109.2	217.9	195.4	413.3

Discontinued Operations	(30.8)	30.8	—	(8.6)	8.6	—	(5.5)	5.5	—	(219.5)	219.5	—	(264.5)	264.5	—

NET INCOME (LOSS)	16.0	59.5	75.5	73.8	45.3	119.1	75.2	34.3	109.5	(211.6)	320.8	109.2	(46.6)	459.9	413.3

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.17	$0.10	$0.28	$0.30	$0.13	$0.43	$0.29	$0.10	$0.40	$0.03	$0.37	$0.40	$0.79	$0.71	$1.51
Diluted	$0.17	$0.10	$0.28	$0.30	$0.13	$0.43	$0.29	$0.10	$0.40	$0.03	$0.37	$0.40	$0.79	$0.71	$1.51

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.11)	$0.11	$—	$(0.03)	$0.03	$—	$(0.02)	$0.02	$—	$(0.80)	$0.80	$—	$(0.96)	$0.96	$—
Diluted	$(0.11)	$0.11	$—	$(0.03)	$0.03	$—	$(0.02)	$0.02	$—	$(0.80)	$0.80	$—	$(0.96)	$0.96	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.06	$0.22	$0.28	$0.27	$0.17	$0.43	$0.27	$0.13	$0.40	$(0.77)	$1.17	$0.40	$(0.17)	$1.68	$1.51
Diluted	$0.06	$0.22	$0.28	$0.27	$0.16	$0.43	$0.27	$0.13	$0.40	$(0.77)	$1.17	$0.40	$(0.17)	$1.68	$1.51

Average shares outstanding:
Basic	273.6	273.6	273.6	274.2	274.2	274.2	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1
Diluted	274.0	274.0	274.0	274.7	274.7	274.7	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisitions and divestitures